UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

ABBVIE INC.

(Exact Name of Registrant as Specified in its Charter)

_______________________________________________

Delaware	001-35565	32-0375147
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

_______________________________________________

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange Chicago Stock Exchange
1.375% Senior Notes due 2024	ABBV24	New York Stock Exchange
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 8, 2020, AbbVie Inc. (“AbbVie”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Initial Report”) to report the completion of AbbVie’s acquisition of Allergan plc (“Allergan”). Pursuant to the Transaction Agreement, dated as of June 25, 2019 (as amended on May 5, 2020), by and among AbbVie, Allergan and Venice Subsidiary LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of AbbVie (“Acquirer Sub”), Acquirer Sub acquired Allergan pursuant to a scheme of arrangement (“Scheme”) under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Act”) and a capital reduction under Sections 84 to 86 of the Act (the “Acquisition”). As a result of the Scheme, Allergan became a wholly-owned subsidiary of AbbVie.

This Current Report on Form 8-K/A amends the Initial Report to include the following historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Initial Report as permitted by Item 9.01(a)(4): (a) Allergan’s consolidated financial statements and financial statement schedule as of December 31, 2019 and 2018 and for each of the years in the three-year period ended December 31, 2019, the related notes, the related Report of Independent Registered Public Accounting Firm thereon and management’s report on internal control over financial reporting for the year ended December 31, 2019, which are incorporated by reference as Exhibit 99.1 hereto, (b) Allergan’s unaudited consolidated financial statements as of March 31, 2020 and for the three months ended March 31, 2020 and March 31, 2019 and the related notes, which are incorporated by reference as Exhibit 99.2 hereto, and (c) the unaudited pro forma condensed combined financial information of AbbVie giving effect to the Acquisition (the “pro forma financial information”), which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2020, the unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2019 and for the three months ended March 31, 2020 and the related notes, and which is filed herewith as Exhibit 99.3 and included herein.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that AbbVie will experience after the Acquisition.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Allergan’s consolidated financial statements and financial statement schedule as of December 31, 2019 and 2018 and for each of the years in the three-year period ended December 31, 2019, the related notes, the related Report of Independent Registered Public Accounting Firm thereon and management’s report on internal control over financial reporting for the year ended December 31, 2019 are incorporated by reference as Exhibit 99.1 hereto.

Allergan’s unaudited consolidated financial statements as of March 31, 2020 and for the three months ended March 31, 2020 and March 31, 2019 and the related notes are incorporated by reference as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of AbbVie, giving effect to the acquisition of Allergan, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2020, the unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2019 and for the three months ended March 31, 2020 and the related notes, is filed herewith as Exhibit 99.3 and included herein.

(d)       Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Allergan.

99.1	Allergan’s consolidated financial statements and financial statement schedule as of December 31, 2019 and 2018 and for each of the years in the three-year period ended December 31, 2019, the related notes, the related Report of Independent Registered Public Accounting Firm thereon and management’s report on internal control over financial reporting for the year ended December 31, 2019 (incorporated by reference to Allergan’s Annual Report on Form 10-K (File No. 001-36867) for the year ended December 31, 2019, as filed with the SEC on February 18, 2020).

99.2	Allergan’s unaudited consolidated financial statements as of March 31, 2020 and for the three months ended March 31, 2020 and March 31, 2019 and the related notes (incorporated by reference to Allergan’s Quarterly Report on Form 10-Q (File No. 001-36867) for the three months ended March 31, 2020, as filed with the SEC on May 7, 2020).

99.3	The unaudited pro forma condensed combined financial information of AbbVie, giving effect to the acquisition of Allergan, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2020, the unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2019 and for the three months ended March 31, 2020 and the related notes.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: May 14, 2020	By:	/s/ Robert A. Michael
Robert A. Michael
Executive Vice President, Chief Financial Officer